VISIUM EVENT DRIVEN FUND Trading Symbol: Institutional Class (VIDIX) Investor Class (VIDVX) Summary Prospectus July 1, 2013 www.visiummutualfunds.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.visiummutualfunds.com.  You may also obtain this information at no cost by calling 1-855-9VISIUM or by sending an email to info@visiummutualfunds.com.  The Fund’s prospectus and statement of additional information, both dated July 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Visium Event Driven Fund (the “Fund”) seeks to achieve capital growth while maintaining a low correlation to the U.S. equity markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	None	0.25%
Shareholder Servicing Plan Fee	0.10%	0.10%
Other Expenses(1)	0.82%	0.82%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	2.21%	2.46%
Less: Fee Waiver and/or Expense Reimbursement	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.79%	2.04%

(1)	Other expenses are based on estimated amounts for the Fund’s current fiscal year.

(2)
Pursuant to an operating expense limitation agreement between Visium Asset Management, LP, the Fund’s investment adviser, (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) do not exceed 1.75% and 2.00% of the Fund’s average daily net assets for Institutional Class shares and Investor Class shares, respectively, through at least July 1, 2016.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years
Institutional Class	$182	$563
Investor Class	$207	$640

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Fund pursues its investment objective by employing an event-driven investment approach targeting the equity and fixed income securities of companies that the Adviser believes will be impacted by pending or anticipated corporate events.  Such corporate events include, but are not limited to, mergers, acquisitions, spin-offs, bankruptcy restructurings, stock buybacks, industry consolidations, large capital expenditure programs, significant management changes, self-liquidations or other similar events.

The types of equity securities in which the Fund may invest on a long and short basis include, but are not limited to, common and preferred stocks of all market capitalizations, rights, warrants and other investment companies, including exchange-traded funds (“ETFs”).  The Fund may invest in equity securities of foreign issuers (including issuers located in emerging markets), and may invest in foreign securities in the form of depositary receipts.  The Fund may also invest in securities issued in initial public offerings (“IPOs”).

The types of fixed income securities in which the Fund may invest include securities of U.S. and foreign issuers (including issuers located in emerging markets).  “Fixed income securities” include, but are not limited to, corporate bonds, convertible bonds and obligations of the U.S. Government.  The fixed income securities in which the Fund invests may be of varying maturities and may include those that are rated below investment grade (i.e., “junk bonds”).

The Fund may also invest in derivative instruments, specifically futures contracts, options, total return swaps and currency-linked derivatives, such as forward foreign currency contracts, as a substitute for making direct investments in the underlying instruments or to reduce exposure to, or “hedge,” against market volatilities and other risks.  The Fund may use a derivative investment rather than investing directly in an underlying asset class as a low-cost, effective means to gain exposure to the asset class.

In selecting the Fund’s investments, the Adviser employs both qualitative and quantitative analysis to identify attractive opportunities involving companies with pending corporate events as well as companies that might become involved in corporate events.  The Fund generally holds positions until the completion of the corporate event.  However, a position may be sold prior to the completion of the event when the company involved no longer meets the Fund’s expected return requirements as determined by the Adviser.  The Adviser expects that the Fund’s active or frequent trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  The principal risks of investing in the Fund are:

•	General Market Risk. The value of the Fund’s shares may fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.
•
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and that the investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•
Event Driven Risk.  Investments in companies that the Adviser expects will be involved in a corporate event carry the risk that the expected event or transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

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Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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Convertible Securities Risk.  The market value of a convertible security will perform the same as a regular fixed-income security; that is, if market interest rates rise, the value of the convertible security falls.  In the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

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Micro, Small and Medium Capitalization Companies Risk.  Investing in securities of micro, small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because micro, small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

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Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

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Fixed Income Securities Risks.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Fixed income securities are subject to credit risk, or the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•
High-Yield Fixed Income Securities (Junk Bond) Risk.  The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.  Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

•
Derivatives Risk.  Derivatives, including futures, options, swaps and forward foreign currency contracts, may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of a derivative may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.  Specific types of derivative securities are also subject to a number of additional risks, such as:

o
Options and Futures Risk.  Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

o	Swap Agreement Risk. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.
o	Liquidity Risk. The Fund may not be able to sell or close out a derivative instrument.
o	Interest Rate Risk. Underlying investments may lose value due to interest rate changes.
o	Credit Risk. Underlying investments may lose value due to borrowers defaulting or failing to pay back debt.
•
Short Sales Risk.  The risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale.  Therefore, the risk of loss may be unlimited.

•
Foreign and Emerging Market Securities Risk.  Investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  The Fund may invest in emerging market countries, which can involve higher degrees of risk as compared with developed economies.

•
Currency and Forward Currency Contracts Risks.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars.  The foreign currency exchange market can be highly volatile for a variety of reasons.  For example, devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.  Investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

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Investment Company and Exchange-Traded Fund Risk.  When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds.  The Fund also will incur brokerage costs when it purchases and sells ETFs.

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Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered in an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

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High Portfolio Turnover Rate Risk.  The Fund may have a relatively high turnover rate in comparison to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower your after-tax return.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual total returns for 1, 5 and 10 years and since January 1, 2001 compare with those of a broad measure of market performance.  Updated performance information is available at www.visiummutualfunds.com or by calling the Fund toll-free at 1-855-9VISIUM. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Immediately prior to the commencement of the Fund’s operations, which is expected to occur on July 31, 2013, the Visium Catalyst Event Driven Fund, LP, a limited partnership managed by the Adviser on a fully discretionary basis, converted into the Fund by transferring all of its assets to the Fund in exchange for shares of the Fund (the “Conversion”).  From its inception through December 31, 2005, Visium Catalyst Event Driven Fund, LP maintained an actively managed portfolio pursuant to an investment objective and policies that were, in all material respects, equivalent to those of the Fund.  From January 1, 2006, until the time of the Conversion, the sole investment of the Visium Catalyst Event Driven Fund, LP was its shareholder interest in Visium Catalyst Event Driven Master Fund, Ltd., a master fund whose investment objective and policies were, in all material respects, also equivalent to those of the Fund.  Visium Catalyst Event Driven Fund, LP and Visium Catalyst Event Driven Master Fund, Ltd. are referred to collectively below as the “Predecessor Partnership.”

At the time of the Conversion the Predecessor Partnership’s investment portfolio was managed by the same team of portfolio managers who manage the Fund’s investment portfolio.  From January 1, 2001, through the Conversion, the Fund’s portfolio managers served as the portfolio managers of the Predecessor Partnership.  Prior to January 1, 2001, the Fund’s portfolio managers participated in the management of the Predecessor Partnership’s portfolio, serving as assistant portfolio managers and/or research analysts from the Predecessor Partnership’s inception on May 1, 1995.

The Fund’s performance for periods before the Conversion is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains and losses plus income and reinvestment of dividends and interest.  All returns reflect the deduction of all actual fees and expenses, including management fees, administration fees, legal fees, organizational expenses, interest on margin accounts and other indebtedness, borrowing charges on securities sold short, directors’ fees, audit expenses, brokerage commissions and execution costs paid by the Predecessor Partnership, without provision for state or local taxes.  Custodial fees, if any, were included in the Predecessor Partnership’s management fee.  The Predecessor Partnership also charged a 20% performance fee.  However, this 20% performance fee was also subject to a high water mark limitation.  The Fund does not charge a performance fee, nor is its fee subject to a high water mark limitation.  If the annual returns set forth below did not reflect the performance fee for the years the Predecessor Partnership charged a performance fee, the returns shown would have been higher.

The financial statements for the Predecessor Partnership were audited for all years that the Predecessor Partnership was in existence (i.e., from its inception on May 1, 1995 to the date of the Conversion).  The performance returns of the Predecessor Partnership are unaudited and are calculated by the Adviser on a total return basis, including gains or losses plus income, after deducting all fees and expenses incurred, and include reinvested distributions.  The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance prior to the Conversion is that of the Predecessor Partnership and should not be considered indicative of the Fund’s future performance.  After the Conversion, the Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Partnership.  The Adviser is also a subadviser to two investment companies registered under the 1940 Act.

Predecessor Partnership
Calendar Year Returns as of December 31

During the 10 year period shown in the bar chart, the best performance for a quarter was 13.48% (for the quarter ended June 30, 2003).  The worst performance was -17.39% (for the quarter ended September 30, 2008).

Average Annual Total Returns
(Periods Ended December 31, 2012)
	One Year	Five Years	Ten Years	Since (1/1/01)
Return Before Taxes	2.15%	-0.93%	5.33%	3.47%
Return After Taxes on Distributions	N/A	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A
S&P 500® Index	16.00%	1.66%	7.10%	2.61%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  Prior to July 31, 2013, the Fund was an unregistered partnership that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, the Fund is unable to show after-tax returns for periods prior to July 31, 2013.

Management
Investment Adviser
Visium Asset Management, LP is the Fund’s investment adviser.

Portfolio Managers
Francis X. Gallagher, Director and Portfolio Manager of the Adviser, and Peter A. Drippé, Portfolio Manager of the Adviser, have served as the portfolio managers of the Fund since it commenced operations in July 2013.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares via written request by mail (Visium Event Driven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-855-9VISIUM.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Investor Class
Minimum Initial Investment – Retirement Accounts	$100,000	$2,500
Minimum Initial Investment – All Other Accounts	$100,000	$5,000
Minimum Subsequent Investment – Retirement Accounts	None	None
Minimum Subsequent Investment – All other Accounts	None	$100

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.